Exhibit 10.1

AMENDED AND RESTATED

GUARANTEE

dated as of

March 12, 2004

of

TECO ENERGY, INC.

and

TECO TRANSPORT CORPORATION

Exhibit 10.1

AMENDED AND RESTATED GUARANTEE

This Amended and Restated Guarantee, dated as of March 12, 2004 (the “Guarantee”), is made by TECO ENERGY, INC., and TECO TRANSPORT CORPORATION, each a Florida corporation (each a “Guarantor” and collectively, the “Guarantors”), jointly and severally, in favor of the Guaranteed Parties (as hereinafter defined).

WHEREAS, all capitalized terms used herein without definitions shall have the respective meanings set forth in Schedule A to the Agreement to Acquire and Charter, dated as of December 21, 2001, as amended by a First Modification Agreement dated as of the date hereof (as so amended, the “Agreement”), among GTC Connecticut Statutory Trust (the “Shipowner”), acting by and through U.S. Bank National Association, successor to State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity except as expressly stated therein but solely as trustee (the “Trustee”), Fleet Capital Corporation (the “Owner Participant”), Gulfcoast Transit Company (the “Charterer”), and the Guarantors; and

WHEREAS, it is a condition to the transactions contemplated by the Agreement, the Demise Charter and the other Transaction Documents that the Guarantors guarantee that Charterer will make all the payments provided for in, and perform all of its obligations under, the Demise Charter, the Tax Indemnity Agreement and all of the other Transactions Documents to which it is a party (in each case, as the same may be amended, waived, modified or supplemented from time to time, being herein referred to individually as a “Guaranteed Agreement” and collectively as the “Guaranteed Agreements”), receipt of copies of which each Guarantor hereby acknowledges; and

WHEREAS, each Guarantor is entering into this Guarantee for the aforesaid purpose and to induce the Shipowner, the Trustee, in both its individual and trust capacities, and the Owner Participant (the foregoing together with their respective Affiliates and successors, transferees and assigns, being herein referred to individually as a “Guaranteed Party” and collectively as the “Guaranteed Parties”) to enter into and perform their respective obligations under the Transaction Documents; and

WHEREAS, each Guarantor has determined that the execution, delivery and performance by Charterer of such of the Transaction Documents to which it is a party and the execution, delivery and performance of this Guarantee indirectly benefit, and are within the corporate purposes and in the best interests of, such Guarantor;

NOW, THEREFORE, for and in consideration of the foregoing, and for other good and valuable consideration which each Guarantor hereby acknowledges having received, each Guarantor, jointly and severally, hereby covenants and agrees with and represents and warrants to each of the Guaranteed Parties as follows:

ARTICLE 1.    Guarantee Terms.

1.1    The Guarantee.    Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees to each of the Guaranteed Parties the due and punctual (a) full payment (whether due by acceleration or otherwise) by Charterer in accordance with the terms and provisions of the Guaranteed Agreements of any and all sums (including, but not limited to, Charter Hire, Stipulated Loss Value, payments under Articles 17, 18 and/or 19 of the Demise Charter, indemnities, reimbursement sums, damages, interest, fees and expenses, Fees, Taxes and/or Other Charges, and all other expenses incurred by or owing to any such Guaranteed Party) which are now or hereafter payable by Charterer under any of the Guaranteed Agreements as and when the same shall become due and payable in accordance with the terms and provisions of the Guaranteed Agreements, and (b) faithful performance and discharge by Charterer of each and every other duty, agreement, covenant, undertaking and obligation of Charterer in favor of any Guaranteed Party under and in accordance with the terms and provisions of the Guaranteed Agreements at the time or times required thereby (all such obligations described in clauses (a) and (b) above being herein referred to individually as a “Guaranteed Obligation” and collectively as the “Guaranteed Obligations”). In the case of the failure or inability of Charterer duly, punctually and fully to pay any such Guaranteed Obligation described in clause (a) above when due and in accordance with the terms of the applicable Guaranteed Agreement (whether or not such failure or inability shall constitute an Event of Default), each Guarantor hereby irrevocably and unconditionally agrees to pay or cause to be paid to the Person or Persons entitled to receive the same (according to their respective interests) under and in accordance with the Guaranteed Agreements, on the day such payments are (or would have become) due and payable, an amount equal to the aggregate of all such Guaranteed Obligations then due and unpaid (including, without limitation, any and all interest due and payable under any of the Guaranteed Agreements). In the case of the failure or inability of Charterer duly and punctually to perform and discharge any such Guaranteed Obligation described in clause (b) above (whether or not such failure or inability shall constitute an Event of Default), in favor of any Guaranteed Party under and in accordance with the terms and provisions of the Guaranteed Agreements, each Guarantor hereby irrevocably and unconditionally agrees promptly to perform or discharge the same or cause the same to be performed or complied with. In addition, in the case of any such failure of payment, performance or discharge of any Guaranteed Obligation by Charterer when due, each Guarantor shall forthwith, upon request of any Guaranteed Party, pay to the Guaranteed Party making such request such additional amounts as may be necessary to reimburse such Guaranteed Party in full for any reasonable out-of-pocket expenses that such Guaranteed Party incurred as a result of any such failure by Charterer (including, without limitation, reasonable attorneys’ fees and expenses and other reasonable fees and disbursements that may have been incurred by or on behalf of such Guaranteed Party in enforcing such payments, performance or discharge by Charterer or in enforcing this Guarantee).

1.2    Guarantor’s Obligations Absolute.    The obligations, covenants, agreements and duties of each Guarantor hereunder (a) shall be primary obligations of such Guarantor, (b) are absolute, unconditional and irrevocable, (c) shall remain in full force and effect and shall not be discharged, limited, impaired, reduced or terminated in any way by any circumstance or condition whatsoever (whether or not such Guarantor or Charterer shall have any knowledge or notice thereof) except by payment and performance in full of the Guaranteed Obligations, (d) shall constitute a guaranty of payment, performance and discharge and not of collection, and (e) shall be joint and several with any other Guarantor. In addition, the foregoing obligations, covenants, agreements and duties shall not be subject to any counterclaim, crossclaim, set off, deduction, withholding, diminution, abatement, recoupment, suspension, deferment, reduction or defense for any reason whatsoever, no Guarantor shall have any right to terminate this Guarantee or to be released, relieved or discharged from any of its obligations, covenants, agreements and duties hereunder for any reason whatsoever (whether or not such Guarantor or Charterer shall have any knowledge or notice thereof), including, without limitation:

(i) any amendment, modification, addition, deletion or supplement to, or other change in or to or waiver of any provision of any Guaranteed Agreement or to any Vessel, or any assignment, mortgaging or transfer of any thereof or of any interest therein, or any furnishing or acceptance of additional security, or any exchange or release of any security, for the obligations of Charterer under the Guaranteed Agreements, or the failure of any security or the failure of any Person to perfect any security interest; provided, however, that no such amendment, modification, addition, deletion or supplement to, or change in, any Guaranteed Agreement shall increase any obligation of any Guarantor hereunder except to the extent such Guarantor shall consent thereto in writing;

(ii) any failure, omission or delay on the part of Charterer or any Guaranteed Party, to perform or comply with any term of any Guaranteed Agreement;

(iii) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any Guaranteed Agreement or any obligation or liability of Charterer or any Guaranteed Party, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such Guaranteed Agreement or any such obligation or liability;

(iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, dissolution, liquidation, winding up or similar proceeding with respect to Charterer or any Guaranteed Party or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(v) any limitation on the liability or obligations of Charterer or any other Person under any Guaranteed Agreement or any discharge, termination, cancellation, frustration, irregularity, invalidity, unenforceability, illegality or impossibility of performance, in whole or in part, of any of the Guaranteed Agreements or any term of any thereof;

(vi) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, any ineligibility for any particular activity of any damage to or loss or destruction of or any interruption or cessation in the use of, any Vessel or any portion thereof by Charterer or any other Person for any reason whatsoever (including, without limitation, any Event of Loss or any event referred to in Article 12 of the Demise Charter) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of the Demise Charter), whether or not resulting from accident and whether or not without fault on the part of Charterer or any other Person;

(vii) any merger or consolidation of Charterer or any Guarantor into or with any other Person or any sale, lease or transfer or other disposition of any or all or substantially all of the assets of Charterer or any Guarantor to any other Person;

(viii) any change in the ownership of Charterer (including, without limitation, any change as a result of which the magnitude of any Guarantor’s ownership interest in Charterer is reduced or Guarantor ceases to hold any such ownership interest, directly or indirectly);

(ix) any act, omission or breach on the part of Charterer, any Guaranteed Party or any other Person under any Guaranteed Agreement or other Transaction Document, or under any law or governmental regulation applicable to said parties or to any Vessel;

(x) any claims as a result of any other business dealings by any Guaranteed Party, any Guarantor, Charterer or any other Person;

(xi) any event of force majeure;

(xii) any legal requirement; and

(xiii) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against any Guarantor.

The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in any Guaranteed Agreement limiting the liability of the Shipowner, the Trustee, the Owner Participant or any other Person.

The obligations of each Guarantor set forth in this Guarantee shall be continuing and each Guarantor agrees that in the discharge of its obligations under Section 1.1 hereof, no judgment, order, or execution need be obtained, and no action, suit or proceeding need be brought, and no other remedies need be exhausted against Charterer or any other Person, or against any other security, prior to the demand by any Guaranteed Party for payment or performance hereunder.

1.3    Waivers by Guarantor.    To the extent permitted by applicable law, each Guarantor hereby unconditionally waives and agrees to waive at any future time any and all rights which such Guarantor may have or which now or at any time hereafter may be conferred upon it, by statute, rule of law, regulation or otherwise, to terminate, cancel, quit or surrender this Guarantee. Without limiting the generality of the foregoing, it is agreed that, at any time or from time to time, the occurrence or existence of any one or more of the following shall not release, relieve or discharge any Guarantor from liability hereunder, and each Guarantor hereby unconditionally waives and agrees to waive to the extent permitted by applicable law:

(i) notice of any of the matters referred to in Section 1.2 hereof and of any matters which may be referred to in any other Guaranteed Agreement (except any notices to which each Guarantor is expressly entitled thereunder);

(ii) all notices that may be required by statute, rule of law, regulation or otherwise, now or hereafter in effect, to preserve intact any rights against each Guarantor including, without limitation, any demand, presentment and protest, proof of notice of non-payment under the Guaranteed Agreements, and notice of any default or failure on the part of Charterer to perform and comply with any covenant, agreement, term or condition of any of the Guaranteed Agreements;

(iii) the enforcement, assertion or exercise against Charterer of any right, power, privilege or remedy conferred in the Guaranteed Agreements or otherwise and any requirement that any Guaranteed Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto;

(iv) any requirement of promptness or diligence on the part of any Person;

(v) any requirement to exhaust any remedies or to mitigate the damages resulting from a default under the Guaranteed Agreements;

(vi) any notice of any sale, transfer or other disposition of any right, title to or interest in any Guaranteed Agreement or any Vessel;

(vii) any filing of claims by any Guaranteed Party with any court in the event of the bankruptcy (or any similar proceeding for the relief of financially distressed debtors) of Charterer; and

(viii) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against any Guarantor.

1.4    Reinstatement of Guarantee.    This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient thereof upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Charterer, or upon or as a result of the appointment of a custodian, receiver, intervenor or conservator of, or trustee or similar officer for, either Charterer or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event specified in Articles 15(a)(8) or (9) of the Demise Charter shall occur, and such occurrence shall prevent, delay or otherwise affect the right of any Guaranteed Party to receive any payment under any Guaranteed Agreement (including, without limitation, any amounts payable pursuant to Article 15(b) of the Demise Charter), each Guarantor agrees that, for purposes of this Guarantee and its obligations hereunder and notwithstanding the occurrence of any of the foregoing events, such Guarantor shall forthwith pay any such amount guaranteed hereunder at such times and in such amounts as are specified in the Guaranteed Agreements.

1.5    No Subrogation.    No Guarantor shall be entitled to be subrogated to any of the rights of any Guaranteed Party against Charterer in respect of any amounts paid by such Guarantor pursuant to any provision of this Guarantee or any obligations guaranteed hereby until all Guaranteed Obligations have been paid or performed or discharged in full, but upon such payment or performance or discharge in full (and so long as this Guarantee has not been reinstated pursuant to Section 1.4 hereof), such Guarantor shall be subrogated in full to all rights of all Guaranteed Parties in respect thereof. Each Guaranteed Party hereby agrees at the expense of the Guarantors to execute such documents and do such other and further things as may be reasonably requested by any Guarantor to effect and evidence such subrogation. Unless and until all Guaranteed Obligations have been paid or performed or discharged in full, no Guarantor shall assign or otherwise transfer any such claim against Charterer. If any amount shall be paid to any Guarantor on account of the foregoing subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid, performed or discharged in full, such amount shall be held in trust for the benefit of the Guaranteed Party or Guaranteed Parties entitled to receive the same (according to their respective interests) under, and in strict accordance with, the Guaranteed Agreements, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over by such Guarantor to such Guaranteed Party or Guaranteed Parties.

1.6    The Guarantee to Rank on Parity with Other Unsecured Indebtedness.    The obligations of each Guarantor under this Guarantee shall rank on a parity with all other unsecured and unsubordinated indebtedness of such Guarantor now or hereafter existing.

1.7    Waiver of Acceptance.    Each Guarantor hereby waives notice of acceptance of this Guarantee by the Guaranteed Parties.

ARTICLE 2.    Payments Free and Clear of Taxes, Etc.

Without limiting the generality of the foregoing, all payments made by any Guarantor under this Guarantee shall be made free and clear of, and without reduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein), excluding income and franchise taxes now or hereafter imposed on any Guaranteed Party (such nonexcluded taxes being hereinafter collectively referred to as “Designated Taxes”). If any Designated Taxes are required to be withheld from any amounts payable to any Guaranteed Party under this Guarantee the amounts so payable to such Guaranteed Party shall be increased to the extent necessary to yield to such Guaranteed Party (after payment of all Designated Taxes) an aggregate amount equal to the amount specified in this Guarantee. This Article 2 shall be interpreted and applied in a manner consistent with the obligation of a party to a Transaction Document to make a payment with respect to a Guaranteed Obligation on an after-tax basis so as to avoid duplication of any gross-up payment. Whenever any Designated Tax is payable by any Guarantor, as promptly as possible thereafter, such Guarantor shall send the relevant Guaranteed Party an original or true copy of an official receipt showing payment thereof.

ARTICLE 3.    Consent to Assignment; Payment.

(a) Each Guarantor hereby consents to the assignment by each of Shipowner, Trustee and/or Owner Participant of its right, title and interest in, to and under this Guarantee and of its right, title and interest in, to and under each of the Guaranteed Agreements and this Guarantee; provided, however, that any such assignment complies with all applicable provisions of Article VII of the Agreement and with any corresponding provisions of the Trust Agreement. This Guarantee is not assignable by any Guarantor, except that this restriction shall not prohibit assumption of this Guarantee in accordance with the express provisions of Section 5.1(e)(i)(B) of the Agreement.

(b) Each Guarantor agrees that it shall make all payments payable hereunder to the Person or Persons entitled to receive the same (according to their respective interests) under and in accordance with the Guaranteed Agreements.

ARTICLE 4.    Subordination.

Each Guarantor agrees that any and all indebtedness and liabilities of Charterer to such Guarantor, including any obligation to repay any capital contribution made by such Guarantor to Charterer, directly or indirectly, are and shall be expressly subordinate and junior in right of payment to all of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full. Upon and during the continuation of an Event of Default, no Guarantor shall demand or receive from Charterer, or from anyone acting directly or indirectly on behalf of Charterer, any payment on account of such indebtedness or liabilities of Charterer.

ARTICLE 5.    Notices.

Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and shall become effective when delivered by hand or received by telex or telecopier or registered first-class mail, postage prepaid, addressed to the respective party hereto at its address set forth in Section 8.1(a) of the Agreement; provided, however, that any such addressee may change its address for communication by notice given as aforesaid to the other parties hereto.

ARTICLE 6.    Construction.

The section headings in this Guarantee and the table of contents hereto are for convenience of reference only and shall neither be deemed to be a part of this Guarantee nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guarantee. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

ARTICLE 7.    Severability.

If any provision of this Guarantee, or the application thereof to any Person or circumstance, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guarantee, and the application of that provision to other Persons or circumstances shall not be affected but, rather, shall be enforced to the fullest extent permitted by applicable law.

ARTICLE 8.    Successors.

The terms and provisions of this Guarantee shall be binding upon and inure to the benefit of each Guarantor and the Guaranteed Parties and their respective permitted successors, transferees and assigns.

ARTICLE 9.    Entire Agreement; Amendment.

This Guarantee, together with all Guaranteed Agreements, expresses the entire understanding of the Guarantors and the Guaranteed Parties relating to the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guarantee, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the Guarantors and signed or consented to in writing by each of the Guaranteed Parties.

ARTICLE 10.    Term of Guarantee.

This Guarantee and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or performed or otherwise discharged in full.

ARTICLE 11.    Governing Law.

This Guarantee shall be governed by, construed and enforced in all respects in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely therein.

ARTICLE 12.    Jurisdiction and Service of Process.

Each Guarantor hereby irrevocably submits itself to the jurisdiction of the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of, or relating to, this Guarantee, any of the Guaranteed Agreements or any of the transactions contemplated hereby or thereby, and hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the above-named court for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper or that this Guarantee, any Guaranteed Agreement or the subject matter hereof or thereof may not be enforced in or by such courts. Each Guarantor hereby agrees (a) that service of process in any such suit, action or other proceeding by any Guaranteed Party may be made by mailing a copy of such process by registered or certified mail to each Guarantor at the address set forth in Article 5 hereof or as otherwise specified in accordance with Article 5; (b) that service in such manner shall constitute valid and effective service and (c) that nothing herein shall affect any Guaranteed Party’s right to effect service of process in any other manner permitted by law, and (d) that each Guaranteed Party shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against any Guarantor, in such court or in any other court or jurisdiction in accordance with applicable law.

ARTICLE 13.    Original Copies.

This Guarantee may be executed in counterpart originals each of which when executed and delivered shall be an original.

ARTICLE 14.    No Waivers.

No failure or delay by any Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

ARTICLE 15.    Waiver of Trial by Jury.

EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS.

ARTICLE 16.    Limitation on Guarantee of Performance.

Notwithstanding any other provision of this Guarantee, no Guarantor shall be required in connection with its guarantee of performance under Article 1.1 hereof to take any action with respect to the any Vessel that (i) would be contrary to the laws of the United States or (ii) would result in the forfeiture or loss of such Vessel’s eligibility for documentation under the laws and flag of the United States with coastwise endorsement; provided, however, that nothing in this Article 16 shall relieve any Guarantor from any obligation otherwise arising under Article 1.1 either to (x) cause such performance in a manner that would not be contrary to

United States law and would not result in such forfeiture or loss of such Vessel’s eligibility, or (y) pay or reimburse the costs of such performance.

ARTICLE 17.    Replacement of Original Guarantee.

This Guarantee amends and restates and supersedes and replaces the Guarantee dated as of December 21, 2001 from TECO Energy, Inc. in favor of the Guaranteed Parties.

[signature page follows]

IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

TECO ENERGY, INC.

By:

Name: G. L. Gillette Title: Senior Vice President—Finance and Chief Financial Officer

TECO TRANSPORT CORPORATION

By:

Name: D. Jeffrey Rankin Title: President—Chief Operating Officer